EXHIBIT 24


                                   VIACOM INC.

                                Power of Attorney




          KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P. Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the shares of the Company's Class B Common Stock to be issued in connection with the Company's 401(k) plans, and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.




                                                     /s/ GEORGE S. ABRAMS
                                                     --------------------
                                                     George S. Abrams

                                                                      EXHIBIT 24

                                   VIACOM INC.

                                Power of Attorney




          KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P. Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the shares of the Company's Class B Common Stock to be issued in connection with the Company's 401(k) plans, and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.



                                                     /s/ STEVEN R. BERRARD
                                                     ---------------------
                                                     Steven R. Berrard

                                                                   EXHIBIT 24


                                   VIACOM INC.

                                Power of Attorney




          KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P. Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the shares of the Company's Class B Common Stock to be issued in connection with the Company's 401(k) plans, and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.




                                                     /s/ FRANK J. BIONDI, JR.
                                                     ------------------------
                                                     Frank J. Biondi, Jr.

                                                                     EXHIBIT 24


                                   VIACOM INC.

                                Power of Attorney





          KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P. Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the shares of the Company's Class B Common Stock to be issued in connection with the Company's 401(k) plans, and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.




                                                     /s/ WILLIAM C. FERGUSON
                                                     -----------------------
                                                     William C. Ferguson

                                                                     EXHIBIT 24


                                   VIACOM INC.

                                Power of Attorney





          KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P. Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the shares of the Company's Class B Common Stock to be issued in connection with the Company's 401(k) plans, and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.




                                                     /s/ H. WAYNE HUIZENGA
                                                     ---------------------
                                                     H. Wayne Huizenga

                                                                     EXHIBIT 24


                                   VIACOM INC.

                                Power of Attorney




          KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P. Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the shares of the Company's Class B Common Stock to be issued in connection with the Company's 401(k) plans, and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.



                                                     /s/ GEORGE D. JOHNSON, JR.
                                                     --------------------------
                                                     George D. Johnson, Jr.

                                                               EXHIBIT 24


                                   VIACOM INC.

                                Power of Attorney





          KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P. Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the shares of the Company's Class B Common Stock to be issued in connection with the Company's 401(k) plans, and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.




                                                     /s/ KEN MILLER
                                                     --------------
                                                     Ken Miller

                                                                  EXHIBIT 24


                                   VIACOM INC.

                                Power of Attorney




          KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P. Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the shares of the Company's Class B Common Stock to be issued in connection with the Company's 401(k) plans, and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.




                                                     /s/ BRENT D. REDSTONE
                                                     ---------------------
                                                     Brent D. Redstone

                                                                   EXHIBIT 24


                                   VIACOM INC.

                                Power of Attorney




          KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P. Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the shares of the Company's Class B Common Stock to be issued in connection with the Company's 401(k) plans, and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.



                                                     /s/ SHARI REDSTONE
                                                     -------------------
                                                     Shari Redstone

                                                                  EXHIBIT 24


                                   VIACOM INC.

                                Power of Attorney




          KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P. Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the shares of the Company's Class B Common Stock to be issued in connection with the Company's 401(k) plans, and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.



                                                     /s/ SUMNER M. REDSTONE
                                                     ----------------------
                                                     Sumner M. Redstone

                                                                EXHIBIT 24


                                   VIACOM INC.

                                Power of Attorney




          KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P. Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the shares of the Company's Class B Common Stock to be issued in connection with the Company's 401(k) plans, and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.



                                                     /s/ FREDERIC V. SALERNO
                                                     -----------------------
                                                     Frederic V. Salerno

                                                                 EXHIBIT 24


                                   VIACOM INC.

                                Power of Attorney




          KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P. Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the shares of the Company's Class B Common Stock to be issued in connection with the Company's 401(k) plans, and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.



                                                     /s/ WILLIAM SCHWARTZ
                                                     --------------------
                                                     William Schwartz